Exhibit 23.1







                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







               As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 29, 1994 included or incorporated by reference in Bruno's, Inc. Form 10-K for the fiscal year ended July 2, 1994 and to all references to our Firm included in this registration statement.



                                                      /s/ Arthur Andersen LLP




               Birmingham, Alabama
               June 9, 1995